UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): September 19, 2006

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21342	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2006, Wind River Systems, Inc. (“Wind River”) announced that it will request a hearing before the Nasdaq Listing Qualifications Panel in response to the receipt by Wind River of a Nasdaq Staff Determination letter dated September 19, 2006 indicating that Wind River is not in compliance with the filing requirements for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(14). As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on September 18, 2006, Wind River did not file its Form 10-Q for the period ended July 31, 2006 prior to the filing deadline and, as anticipated by Wind River, the Nasdaq letter was issued in accordance with Nasdaq procedures due to the delayed filing. Pending a decision by the Panel, Wind River will remain listed on the Nasdaq Stock Market. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The above contains forward-looking statements, including those related to Wind River’s plans to request a hearing before a Nasdaq Listing Qualifications Panel. Words such as “will,” “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes” and “estimates,” variations of such words and similar expressions are also intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated herein. Factors that could cause or contribute to such differences include, but are not limited to: an adverse determination by the Nasdaq Listing Qualifications Panel, adverse findings in the investigation into Wind River’s historical stock option practices, delays in the investigation and the timing of other actions or events related to the Nasdaq letter or Wind River’s 10-Q filings, as well as other factors detailed from time to time in the reports Wind River files with the Securities and Exchange Commission in our Annual Report on Form 10-K for the fiscal year ended January 31, 2006, our Quarterly Reports on Form 10-Q and other filings with the SEC. Wind River undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Text of Press Release issued by Wind River Systems, Inc. dated September 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2006	WIND RIVER SYSTEMS, INC.

	By:	/s/ Michael W. Zellner
Michael W. Zellner
Senior Vice President, Finance and Administration, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release issued by Wind River Systems, Inc. dated September 25, 2006